SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

February 5, 2004

Date of Report
(Date of earliest event reported)

TeleCommunication Systems, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-30821	52-1526369

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 West Street, Annapolis, Maryland 21401
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (410) 263-7616

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.       Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

     The following material is not filed but is furnished pursuant to Item 12 as an exhibit to this Current Report on Form 8-K.

Exhibit	Description

99	Press release of TeleCommunication Systems, Inc. dated February 5, 2004.

Item 12.       Results of Operations and Financial Condition.

     On February 5, 2004, TeleCommunications Systems, Inc. issued a press release announcing financial information concerning the quarter and year ended December 31, 2003. A copy of this press release is being furnished herewith as Exhibit 99.

     Pursuant to General Instruction B(6) to Form 8-K, the information furnished in this Item 12, including the exhibit listed below, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference in any other filing under the Securities Act or the Exchange Act unless the registrant specifically incorporates this item in a filing under either of such acts.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELECOMMUNICATIONS SYSTEMS, INC

Date: February 12, 2004	By:	/s/ Thomas M. Brandt, Jr.

Name: Thomas M. Brandt, Jr. Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99	Press release of TeleCommunication Systems, Inc. dated February 5, 2004.